UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4757

                        Smith Barney Sector Series Inc.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                   Date of fiscal year end:  OCTOBER 31
                   Date of reporting period: OCTOBER 31, 2003


ITEM 1.  REPORT TO STOCKHOLDERS.

         The ANNUAL Report to Stockholders is filed herewith.

                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                                 TECHNOLOGY FUND

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2003


                        [SMITH BARNEY MUTUAL FUNDS LOGO]

 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R) is a registered service mark of
                         Citigroup Global Markets Inc.

           NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE

-------------------------
SMITH BARNEY FUND
MANAGEMENT LLC
-------------------------

Smith Barney Fund Management LLC is the investment manager to the fund. Citigroup Asset Management Ltd. is the subadviser. The fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.


-------------------------
FUND OBJECTIVE*
-------------------------

The fund seeks long-term capital appreciation by investing primarily in common stocks. The fund invests at least 80% of its assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.


-------------------------
FUND FACTS
-------------------------

FUND INCEPTION
-------------------------
February 28, 2000



* Since the fund focuses its investments on companies involved in the technology industries, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.


[GRAPHIC] Research Series


Annual Report  o  October 31, 2003

SMITH BARNEY
TECHNOLOGY FUND


WHAT'S INSIDE

LETTER FROM THE CHAIRMAN ....................................................  1
MANAGER OVERVIEW ............................................................  2
FUND PERFORMANCE ............................................................  4
HISTORICAL PERFORMANCE ......................................................  5
SCHEDULE OF INVESTMENTS .....................................................  6
STATEMENT OF ASSETS AND LIABILITIES .........................................  8
STATEMENT OF OPERATIONS .....................................................  9
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 10
NOTES TO FINANCIAL STATEMENTS ............................................... 11
FINANCIAL HIGHLIGHTS ........................................................ 17
INDEPENDENT AUDITORS' REPORT ................................................ 20
ADDITIONAL INFORMATION ...................................................... 21

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


                                                       [PHOTO OF R. JAY GERKEN]

                                                       R. JAY GERKEN, CFA

                                                       CHAIRMAN, PRESIDENT AND
                                                       CHIEF  EXECUTIVE  OFFICER


DEAR SHAREHOLDER,


We are pleased to present the annual report for the Smith Barney Technology Fund. After a torturous three-year bear market, the U.S. stock market has rallied strongly so far in 2003 as geopolitical uncertainties eased and investors began to look forward to better economic times. The recent performance of the U.S. economy has supported an improvement in investor sentiment and corporate earnings.

Against this backdrop of improving business conditions, the technology sector has experienced a robust rally. However, many of the best performers have been companies that had experienced the greatest financial distress during the previous bear market and which have continued to report losses. Frankly, it made one wonder if the lessons of the technology and internet mania have already been forgotten. If the bursting of the 1990's technology bubble has reinforced anything, it is that it is critical to perform a thorough analysis of each security, rather than blindly invest across a particular sector and that earnings, valuation and other fundamentals do matter.

In our opinion, this is all the more reason why investing in technology stocks with a professional fund manager is a more prudent strategy than buying these stocks directly. Fund managers can provide the diversification and thorough analysis that is so important in managing risk.

SPECIAL SHAREHOLDER NOTICES

It is with great sadness that we bring to your attention the passing of Alfred
J. Bianchetti, Director Emeritus, and James J. Crisona, Director Emeritus, of the fund. Messrs. Bianchetti and Crisona, who both passed away on September 4th, lived accomplished lives to the ages of 80 and 97, respectively. We will sorely miss their presence and will remember the dedicated service they provided to the fund's shareholders through their outstanding contributions as long-term members of the Board.

The Board of Directors of the Company, on behalf of the fund, has approved the transfer and assignment of the sub-advisory agreements from Citi Fund Management Inc. ("CFM") to Citigroup Asset Management Limited ("CAM Ltd.") effective August 1, 2003. The current CFM managers will continue to manage the fund's portfolio through CAM Ltd. CAM Ltd. and CFM are both affiliates of the fund's current manager Smith Barney Fund Management LLC ("SBFM"). CAM Ltd. and SBFM are subsidiaries of Citigroup Inc. CAM Ltd. is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom.

If you have any questions about recent economic events or investing in a recovering economy, we urge you to talk with your financial adviser. As always, we thank you for entrusting your assets to us, and we look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

NOVEMBER 19, 2003



          1   SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW
--------------------------------------------------------------------------------

                              PERFORMANCE SNAPSHOT
                             AS OF OCTOBER 31, 2003
                            (EXCLUDING SALES CHARGES)
--------------------------------------------------------------------------------
                                       6 Months       12 Months
--------------------------------------------------------------------------------
      Class A Shares                    27.69%         41.01%
--------------------------------------------------------------------------------
      Goldman Sachs
      Technology Index                  35.59%         49.49%
--------------------------------------------------------------------------------
      Average of Lipper science
      and technology funds              38.52%         53.27%
--------------------------------------------------------------------------------

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions.

The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The Index is comprised of six sub-indices -- hardware, computer software, services, semiconductors, Internet and multimedia networking. Please note that an investor cannot invest directly in an index.

Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2003, calculated among 337 funds for the six-month period and among 331 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains and excluding sales charges.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. Performance of other share classes may vary.

--------------------------------------------------------------------------------


PERFORMANCE  REVIEW

For the 12 months ended October 31, 2003, Class A shares of the Smith Barney Technology Fund, excluding sales charges, returned 41.01%. Despite these impressive returns, these shares performed worse than the fund's unmanaged benchmark the Goldman Sachs Technology Index,i which returned 49.49% for the same period. They also underperformed the average of the fund's Lipper peer group of science and technology funds, which returned 53.27% for the same period.(1)

MARKET OVERVIEW

At the start of the fund's fiscal year last November, global economies were in the midst of a downturn, geopolitical issues were at the forefront of investors' minds and the information technology industry had already experienced two years of pronounced weakness. Telecommunications carriers, bereft of free cash flow, refrained from spending and investment. Corporations in other industries also were under pressure to preserve cash, leading to further cuts in information-technology budgets.

However, the market began to recover strongly in March 2003, as investor sentiment improved against a backdrop of low global interest rates, the quick resolution of major combat operations in Iraq and signs of a more sustainable economic recovery in the U.S., Japan and elsewhere. As a result, corporations and consumers slowly began to spend more. While many long-term uncertainties remain -- such as the degree of commoditization of the technology "food chain" and the level of future growth and profitability for technology companies -- spending on information technology appears to have stabilized and recently has increased, providing long-awaited relief for investors.

Against this backdrop of improving business conditions, every area of the technology sector posted gains. However, companies that had experienced the greatest financial distress during the previous bear market were the best performers of the group. Investors apparently were attracted to the low stock prices of smaller, previously beaten-down companies, many of which have continued to report losses. Although the stocks of higher-


(1) Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2003, calculated among 331 funds in the Lipper science and technology funds category with reinvestment of dividends and capital gains and excluding sales charges.


            2 SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report quality companies also participated in the market rally to a significant degree, they generally lagged behind the averages for the technology sector overall. Clearly, investors exhibited a renewed appetite for risk as the economy and the stock market improved, sparking a rush toward the more volatile areas of the equity markets, including technology.

FUND OVERVIEW(ii)

The fund's performance relative to its benchmark and Lipper category average suffered from its lack of exposure to highly volatile, lower quality stocks that were in financial distress at the beginning of the reporting period. Our disciplined, bottom-up investment process generally leads us to companies with stronger underlying business fundamentals, and the stocks that performed best generally did not meet our investment criteria. While our prudence hampered investment returns in the short-term, we remain confident that it may lead to superior results over the longer term.

More specifically, our investment process led us to establish an overweighted position in the information technology area, which contributed positively to performance. On the other hand, the fund generally has been underweighted in the communications equipment and Internet sub-sectors.

The fund particularly benefited from our stock selection strategy in the computer hardware area, where relatively large positions in storage companies, such as EMC Corp. and Network Appliance Inc., drove performance. However, gains relative to the benchmark in the computer hardware segment were partly offset by disappointing stock selections in the communications equipment and computer software area.

We added to the fund's position in Network Appliance Inc. near the beginning of the reporting period. The stock, which was a key contributor to the fund's returns, rose strongly as a result of a huge rebound in profitability when the economic recovery took hold. Nonetheless, we generally have not moved aggressively to position the fund in companies with a high degree of operating leverage, because we remain concerned about the long-term prospects of businesses that, in our view, may continue to suffer from over-investment. We also question the intrinsic value of other constituents of the fund's benchmark that performed particularly well. For example, we reduced the fund's holdings of QUALCOMM Inc. to an underweighted position because of renewed concerns about its long-term revenue growth potential.

On the other hand, we have identified a number of technology companies that, in our judgment, have high intrinsic values and management teams with the ability to realize that value. Purchases made later in the year included Automatic Data Processing, Inc., Nokia Oyj and Motorola, Inc. We changed our view on Motorola, Inc. from negative to positive during the summer, and the stock already has contributed positively to the fund's performance. These additions are part of our strategy of investing in high-return companies that, in our view, have catalysts in place to realize their intrinsic values.

ADDITIONAL INFORMATION ABOUT YOUR FUND

The Fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Thank you for your investment in the Smith Barney Technology Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,
The Portfolio Management Team
Citigroup Asset Management Limited

NOVEMBER 19, 2003


     The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

     Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 6 through 7 for a list and percentage breakdown of the fund's holdings.

(i) The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The Index is comprised of six sub-indices -- hardware, computer software, services, semiconductors, Internet and multimedia networking. Please note that an investor cannot invest directly in an index.

(ii) The fund's top 10 holdings as of October 31, 2003 were: Intel Corp. (12.04%), International Business Machines Corp. (9.10%), Cisco Systems, Inc. (8.68%), Microsoft Corp. (8.63%), Hewlett-Packard Co. (5.33%), Oracle Corp. (3.48%), Motorola, Inc. (3.48%), Dell Inc. (3.45%), Texas Instruments Inc. (2.89%), EMC Corp. (2.88%).



           3   SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)
--------------------------------------------------------------------------------
                                              WITHOUT SALES CHARGES(1)
                                ------------------------------------------------
                                    CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
Twelve Months Ended 10/31/03         41.01%            40.07%          40.44%
--------------------------------------------------------------------------------
Inception* through 10/31/03         (25.22)           (25.79)         (25.74)
--------------------------------------------------------------------------------

                                               WITH SALES CHARGES(2)
                                ------------------------------------------------
                                    CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
Twelve Months Ended 10/31/03         33.79%            35.07%          37.92%
--------------------------------------------------------------------------------
Inception* through 10/31/03         (26.25)           (26.20)         (25.95)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+ (UNAUDITED)
--------------------------------------------------------------------------------
                                                  WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/03)                      (65.61)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/03)                      (66.58)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/03)                      (66.49)
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE PAYMENT. THEREAFTER, THIS CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE PAYMENT.

+ THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

*    INCEPTION DATE FOR CLASS A, B AND L SHARES IS FEBRUARY 28, 2000.



            4  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY TECHNOLOGY FUND VS. GOLDMAN SACHS TECHNOLOGY INDEX+
--------------------------------------------------------------------------------

                         FEBRUARY 2000 -- OCTOBER 2003

          [DATA BELOW REPRESENTS A LINE CHART IN THE ORIGINAL PIECE.]

                  SMITH BARNEY        SMITH BARNEY        SMITH BARNEY
               TECHNOLOGY FUND--   TECHNOLOGY FUND--   TECHNOLOGY FUND--    GOLDMAN SACHS
                 CLASS A SHARES      CLASS B SHARES      CLASS L SHARES    TECHNOLOGY INDEX
               -----------------   -----------------   -----------------   ----------------
2/28/2000            9500                10000                9900             10000
4/2000               9317                 9798                9700              9538
10/2000              7617                 7974                7894              7955
4/2001               4717                 4921                4872              4839
10/2001              3508                 3649                3613              3484
4/2002               3217                 3333                3300              3259
10/2002              2317                 2386                2362              2384
4/2003               2558                 2632                2605              2629
10/31/2003           3267                 3275                3317              3564

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 28, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Goldman Sachs Technology Index is a broad-based unmanaged index composed of companies in hardware, computer, software, services, semi-conductor, Internet and multimedia networking. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.





            5  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2003
--------------------------------------------------------------------------------

         SHARES                      SECURITY                            VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.9%

COMMERCIAL SERVICES & SUPPLIES -- 7.4%
         76,411     Automatic Data Processing, Inc.                $  2,883,751
         19,700     The BISYS Group, Inc.*                              281,710
         24,600     Ceridian Corp.*                                     516,600
         40,000     Concord EFS, Inc.*                                  427,600
         11,200     DST Systems, Inc.*                                  423,584
         48,168     First Data Corp.                                  1,719,598
         12,300     Fiserv, Inc.*                                       434,436
         19,200     Paychex, Inc.                                       747,264
--------------------------------------------------------------------------------
                                                                      7,434,543
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 14.4%
        414,404     Cisco Systems, Inc.*                              8,694,196
        257,600     Motorola, Inc.                                    3,485,328
         73,700     Nokia Oyj, Sponsored ADR                          1,252,163
         20,560     QUALCOMM Inc.                                       976,600
--------------------------------------------------------------------------------
                                                                     14,408,287
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 20.7%
         95,713     Dell Inc.*                                        3,457,154
        208,500     EMC Corp.*                                        2,885,640
        239,400     Hewlett-Packard Co.                               5,341,014
        101,849     International Business Machines Corp.             9,113,449
--------------------------------------------------------------------------------
                                                                     20,797,257
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
         23,500     Agilent Technologies, Inc.*                         585,620
         56,300     Jabil Circuit, Inc.*                              1,567,955
--------------------------------------------------------------------------------
                                                                      2,153,575
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 3.4%
         32,730     eBay Inc.*                                        1,830,916
         43,900     InterActiveCorp*                                  1,611,569
--------------------------------------------------------------------------------
                                                                      3,442,485
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 0.6%
         32,981     Check Point Software Technologies Ltd.*             560,347
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 3.0%
         60,200     Accenture Ltd., Class A Shares*                   1,408,680
          8,700     Affiliated Computer Services Inc., Class A Shares*  425,691
         20,994     Electronic Data Systems Corp.                       450,321
         46,200     Unisys Corp.*                                       709,632
--------------------------------------------------------------------------------
                                                                      2,994,324
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 23.8%
         96,082     Applied Materials, Inc.*                          2,245,436
        365,171     Intel Corp.                                      12,068,902
         57,714     Linear Technology Corp.                           2,459,194
         37,900     Maxim Integrated Products, Inc.                   1,884,009
         19,200     Novellus Systems, Inc.*                             792,768



                       SEE NOTES TO FINANCIAL STATEMENTS.

            6  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

         SHARES                      SECURITY                            VALUE
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 23.8% (CONTINUED)
         21,783     STMicroelectronics N.V.                         $    580,299
        100,182     Texas Instruments Inc.                             2,897,263
         28,727     Xilinx, Inc.*                                        910,646
--------------------------------------------------------------------------------
                                                                      23,838,517
--------------------------------------------------------------------------------

SOFTWARE -- 21.0%
         54,000     Amdocs Ltd.*                                       1,158,840
         45,600     BEA Systems, Inc.*                                   633,840
         82,200     BMC Software, Inc.*                                1,428,636
         31,600     Computer Associates International, Inc.              743,232
         72,300     Compuware Corp.*                                     406,326
         87,600     Comverse Technology, Inc.*                         1,580,304
          5,500     Electronic Arts Inc.*                                544,720
         19,330     Intuit Inc.*                                         966,113
        330,752     Microsoft Corp.                                    8,649,165
        291,915     Oracle Corp.*                                      3,491,303
         71,000     Siebel Systems, Inc.*                                893,890
         82,100     TIBCO Software Inc.*                                 528,724
--------------------------------------------------------------------------------
                                                                      21,025,093
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 0.5%
          8,300     CDW Corp.                                            498,415
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $94,672,879)                             97,152,843
--------------------------------------------------------------------------------

       FACE
      AMOUNT                         SECURITY                            VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
     $3,137,000     State Street Bank and Trust Co., 0.940% due
                      11/3/03; Proceeds at maturity--$3,137,246;
                      (Fully collateralized by Federal Home Loan
                      Mortgage Corp. Notes, 2.000% due 1/21/05;
                      Market value--$3,201,199) (Cost--$3,137,000)     3,137,000
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100.0%
                    (Cost -- $97,809,879**)                         $100,289,843
--------------------------------------------------------------------------------

  * NON-INCOME PRODUCING SECURITY.
 ** AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $110,503,856.

    Abbreviation used in this schedule:
    -----------------------------------
    ADR -- American Depositary Receipt




                       SEE NOTES TO FINANCIAL STATEMENTS.

            7  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual REPORT

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost--$97,809,879)                    $ 100,289,843
     Cash                                                                   250
     Receivable for Fund shares sold                                    107,832
     Dividends and interest receivable                                   61,493
     Prepaid expenses                                                    14,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   100,473,478
--------------------------------------------------------------------------------

LIABILITIES:
     Payable for Fund shares reacquired                                  58,044
     Management fee payable                                              53,997
     Distribution plan fees payable                                      32,198
     Accrued expenses                                                   126,039
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  270,278
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                  $ 100,203,200
--------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                                  $      26,072
     Capital paid in excess of par value                            269,292,571
     Accumulated net investment loss                                     (2,334)
     Accumulated net realized loss from investment transactions    (171,593,073)
     Net unrealized appreciation of investments                       2,479,964
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 100,203,200
--------------------------------------------------------------------------------

SHARES OUTSTANDING:
     Class A                                                          6,870,281
     ---------------------------------------------------------------------------
     Class B                                                         10,916,413
     ---------------------------------------------------------------------------
     Class L                                                          8,285,724
     ---------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                       $3.92
     ---------------------------------------------------------------------------
     Class B *                                                            $3.81
     ---------------------------------------------------------------------------
     Class L *                                                            $3.82
     ---------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)    $4.13
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)    $3.86
--------------------------------------------------------------------------------

* REDEMPTION PRICE IS NAV OF CLASS B AND L SHARES REDUCED BY A 5.00% AND 1.00% CDSC, RESPECTIVELY, IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE PAYMENT (SEE NOTE 2).




                       SEE NOTES TO FINANCIAL STATEMENTS.

            8  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $    316,271
     Interest                                                             6,716
     Less: Foreign withholding tax                                         (893)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            322,094
--------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                            761,017
     Distribution plan fees (Note 7)                                    640,802
     Shareholder servicing fees (Note 7)                                139,783
     Shareholder communications (Note 7)                                 59,013
     Audit and legal                                                     43,521
     Registration fees                                                   32,719
     Custody                                                             24,591
     Directors' fees                                                     19,451
     Other                                                                1,158
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,722,055
     Less: Management fee waiver (Note 2)                               (81,915)
--------------------------------------------------------------------------------
     NET EXPENSES                                                     1,640,140
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                  (1,318,046)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
        Investment transactions                                     (18,014,207)
        Foreign currency transactions                                       247
--------------------------------------------------------------------------------
     NET REALIZED LOSS                                              (18,013,960)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of
       Investments:
        Beginning of year                                           (44,711,068)
        End of year                                                   2,479,964
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                         47,191,032
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                       29,177,072
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                             $ 27,859,026
--------------------------------------------------------------------------------




                       SEE NOTES TO FINANCIAL STATEMENTS.

            9  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

-----------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                   FOR THE YEARS ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                            2003             2002
-----------------------------------------------------------------------------------------------------

OPERATIONS:
     Net investment loss                                              $  (1,318,046)   $  (1,907,534)
     Net realized loss                                                  (18,013,960)     (55,820,117)
     Increase in net unrealized appreciation                             47,191,032       17,971,861
-----------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   27,859,026      (39,755,790)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                    18,564,129       23,320,764
     Net asset value of shares issued in connection with
       the transfer of the Smith Barney Sector Series Inc.--
       Global Technology Fund's net assets (Note 6)                              --        4,410,560
     Cost of shares reacquired                                          (15,440,011)     (30,207,033)
-----------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS       3,124,118       (2,475,709)
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                                        30,983,144      (42,231,499)
NET ASSETS:
     Beginning of year                                                   69,220,056      111,451,555
-----------------------------------------------------------------------------------------------------
     END OF YEAR*                                                     $ 100,203,200    $  69,220,056
-----------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                              $(2,334)         $(4,182)
-----------------------------------------------------------------------------------------------------




                       SEE NOTES TO FINANCIAL STATEMENTS.

           10  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Technology Fund ("Fund"), a separate investment fund of the Smith Barney Sector Series Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Company consists of this Fund and two other separate investment funds: Smith Barney Financial Services Fund and Smith Barney Health Sciences Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and asked prices; securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) class specific expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $1,319,647 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.



            11  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. The Fund may from time to time enter into options and/or futures contracts typically to hedge market or currency risk.

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.95% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the period from November 1, 2002 through July 31, 2003, SBFM had delegated the daily management of the Fund to Citi Fund Management Inc. ("CFM"), an affiliate of SBFM. For services provided to the Fund, the investment manager paid CFM a subadvisory fee calculated at an annual rate of 0.65% of the Fund's average daily net assets. The Board of Directors of the Company, on behalf of the Fund, has approved the transfer and assignment of the sub-advisory agreement from CFM to Citigroup Asset Management Ltd. ("CAM Ltd."), another indirect wholly-owned subsidiary of Citigroup, effective August 1, 2003. The current CFM managers will continue to manage the Fund's portfolio through CAM Ltd. For the year ended October 31, 2003, SBFM waived a portion of its management fee amounting to $81,915.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2003, the Fund paid transfer agent fees of $81,137 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. For the year ended October 31, 2003, CGM and its affiliates received brokerage commissions of $8,595.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSConly applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2003, CGM and its affiliates received sales charges of approximately $104,000 and $24,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended October 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                                         CLASS B        CLASS L
--------------------------------------------------------------------------------
CDSCs                                                    $79,000        $1,000
--------------------------------------------------------------------------------

All officers and one Director of the Company are employees of Citigroup or its affiliates.



           12  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. Investments

During the year ended  October 31, 2003,  the  aggregate  cost of purchases  and
proceeds  from  sales  of   investments   (including   maturities  of  long-term
investments, but excluding short-term investments) were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $42,415,960
--------------------------------------------------------------------------------
Sales                                                                 43,678,638
--------------------------------------------------------------------------------

At  October  31,  2003,  the  aggregate  gross   unrealized   appreciation   and
depreciation of investments for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 12,236,260
Gross unrealized depreciation                                       (22,450,273)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(10,214,013)
--------------------------------------------------------------------------------

4.  Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.  Concentration of Risk

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

6.  Transfer of Net Assets

On November 9, 2001, the Fund acquired the assets and certain liabilities of the Smith Barney Sector Series Inc. -- Global Technology Fund pursuant to a plan of reorganization approved by Smith Barney Sector Series Inc. -- Global Technology Fund shareholders on November 7, 2001. Total shares issued by the Fund, the total net assets of the Smith Barney Sector Series Inc. -- Global Technology Fund and total net assets of the Fund on the date of the transfer were as follows:

                                                           TOTAL NET ASSETS
                                                         OF THE SMITH BARNEY
                                       SHARES ISSUED     SECTOR SERIES INC.--     TOTAL NET ASSETS
ACQUIRED FUND                           BY THE FUND     GLOBAL TECHNOLOGY FUND       OF THE FUND
--------------------------------------------------------------------------------------------------
Smith Barney Sector Series Inc.--
  Global Technology Fund                  762,406             $3,600,972            $125,856,495
--------------------------------------------------------------------------------------------------

The total net assets of the Smith Barney Sector Series Inc. -- Global Technology Fund before acquisition included unrealized depreciation of $809,588 and accumulated net realized loss of $3,397,737. Total net assets of the Fund immediately after the transfer were $129,457,469. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.



           13  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended October 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees               $53,423    $343,643    $243,736
--------------------------------------------------------------------------------

For the year ended October 31, 2003, total Shareholder Servicing fees were as follows:

                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Shareholder Servicing Fees                      $37,331     $60,053     $42,399
--------------------------------------------------------------------------------

For the year ended October 31, 2003, total Shareholder Communication expenses were as follows:

                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Shareholder Communication Expenses              $15,858     $25,415     $17,740
--------------------------------------------------------------------------------


8. Capital Shares

At October 31, 2003, the Fund had 800 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                                     YEAR ENDED                        YEAR ENDED
                                                                  OCTOBER 31, 2003                  OCTOBER 31, 2002
                                                              -------------------------        --------------------------
                                                                 SHARES       AMOUNT              SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                                    1,873,768    $ 6,063,645         1,990,284    $ 7,496,896
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series Inc.--
  Global Technology Fund's net assets (Note 6)                        --             --           163,529        882,843
Shares reacquired                                             (1,395,233)    (4,488,352)       (2,181,900)    (8,455,952)
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          478,535    $ 1,575,293           (28,087)   $   (76,213)
-------------------------------------------------------------------------------------------------------------------------

CLASS B
Shares sold                                                    2,010,147    $ 6,240,032         2,439,114    $ 9,436,025
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series Inc.--
  Global Technology Fund's net assets (Note 6)                        --             --           260,918      1,635,914
Shares reacquired                                             (1,866,876)    (5,798,567)       (2,804,216)   (10,043,552)
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          143,271      $ 441,465          (104,184)   $ 1,028,387
-------------------------------------------------------------------------------------------------------------------------




           14  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                     YEAR ENDED                        YEAR ENDED
                                                                  OCTOBER 31, 2003                  OCTOBER 31, 2002
                                                              -------------------------        --------------------------
                                                                 SHARES       AMOUNT              SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------------

CLASS L
Shares sold                                                    1,813,427     $ 6,260,452        1,483,885    $  6,387,843
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series Inc.--
  Global Technology Fund's net assets (Note 6)                        --              --          337,959       1,891,803
Shares reacquired                                             (1,661,743)     (5,153,092)      (3,089,858)    (11,707,529)
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          151,684     $ 1,107,360       (1,268,014)   $ (3,427,883)
-------------------------------------------------------------------------------------------------------------------------


9. Capital Loss Carryforward

At October 31, 2003, the Fund had, for Federal income tax purposes, approximately $158,879,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                             2007         2008          2009          2010           2011
----------------------------------------------------------------------------------------------
Carryforward Amounts        $56,000    $11,939,000   $70,458,000   $54,957,000    $21,469,000
----------------------------------------------------------------------------------------------


10. Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

--------------------------------------------------------------------------------
Accumulated capital losses                                        $(158,878,918)
--------------------------------------------------------------------------------
Unrealized depreciation                                             (10,214,013)
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

For the year ended October 31, 2003, the Fund did not make any distributions.


11. Subsequent Event

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.


           15  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
NOTES TO FINANCIALSTATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.





           16  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                    2003(1)       2002(1)        2001          2000(2)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $2.78         $4.21         $9.14         $11.40
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                          (0.04)        (0.05)        (0.08)         (0.07)
   Net realized and unrealized gain (loss)          1.18         (1.38)        (4.85)         (2.19)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.14         (1.43)        (4.93)         (2.26)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $3.92         $2.78         $4.21         $ 9.14
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                    41.01%       (33.97)%      (53.94)%       (19.82)%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                   $26,946       $17,754       $27,058        $46,363
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                                   1.50%         1.50%         1.50%          1.52%+
   Net investment loss                             (1.09)        (1.29)        (1.31)         (1.31)+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               54%           76%           62%            24%
--------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2)  FOR THE PERIOD FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2003, 2002 AND 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                             Per Share Increases to           Expense Ratios
                               Net Investment Loss          Without Fee Waiver
                             ----------------------         ------------------
           2003                      $0.00*                       1.60%
           2002                       0.01                        1.64
           2001                       0.00*                       1.58
           2000                       0.00*                       1.60+

(4) PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

(5) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 1.50%.

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.





           17  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS B SHARES                                    2003(1)       2002(1)        2001          2000(2)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $2.72         $4.16         $9.09         $11.40
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                          (0.06)        (0.08)        (0.12)         (0.12)
   Net realized and unrealized gain (loss)          1.15         (1.36)        (4.81)         (2.19)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.09         (1.44)        (4.93)         (2.31)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $3.81         $2.72         $4.16         $ 9.09
------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                    40.07%       (34.62)%      (54.24)%       (20.26)%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                   $41,645       $29,324       $45,266        $74,227
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                                   2.25%         2.24%         2.25%          2.27%+
   Net investment loss                             (1.85)        (2.04)        (2.06)         (2.06)+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               54%           76%           62%            24%
------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2)  FOR THE PERIOD FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2003, 2002 AND 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                             Per Share Increases to           Expense Ratios
                               Net Investment Loss          Without Fee Waiver
                             ----------------------         ------------------
           2003                      $0.00*                       2.35%
           2002                       0.01                        2.39
           2001                       0.00*                       2.33
           2000                       0.00*                       2.35+

(4) PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

(5) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25%.

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.





           18  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                                   2003(1)       2002(1)        2001         2000(2)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $2.72         $4.16         $9.09         $11.40
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                         (0.06)        (0.08)        (0.12)         (0.12)
   Net realized and unrealized gain (loss)         1.16         (1.36)        (4.81)         (2.19)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.10          (1.44)        (4.93)         (2.31)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $3.82         $2.72         $4.16         $ 9.09
------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                   40.44%       (34.62)%      (54.24)%       (20.26)%++
NET ASSETS, END OF YEAR (000s)                  $31,612       $22,142       $39,127        $67,815
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                                  2.25%         2.24%         2.25%          2.27%+
   Net investment loss                            (1.84)        (2.04)        (2.06)         (2.06)+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              54%           76%           62%            24%
------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2)  FOR THE PERIOD FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2003, 2002 AND 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                             Per Share Increases to           Expense Ratios
                               Net Investment Loss          Without Fee Waiver
                             ----------------------         ------------------
           2003                      $0.00*                       2.35%
           2002                       0.01                        2.39
           2001                       0.00*                       2.33
           2000                       0.00*                       2.35+

(4) PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

(5) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25%.

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.





           19  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIESINC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Technology Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                     /s/ KPMG LLP


New York, New York
December 10, 2003






           20  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Smith Barney Technology Fund ("Fund") are managed under the direction of the Board of Directors of Smith Barney Sector Series Inc. ("Company"). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                   TERM OF OFFICE*            PRINCIPAL            FUND COMPLEX         OTHER
                                POSITION(S) HELD    AND LENGTH OF       OCCUPATION(S) DURING        OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS AND AGE               WITH FUND        TIME SERVED           PAST FIVE YEARS           DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Herbert Barg                        Director           Since        Retired                             42              None
1460 Drayton Lane                                      2000
Wynnewood, PA 19096
Age 80

Dwight B. Crane                     Director           Since        Professor, Harvard Business         49              None
Harvard Business School                                2000         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett                     Director           Since        President of Dorsett McCabe         27              None
201 East 62nd Street                                   2000         Capital Management Inc.;
New York, NY 10021                                                  Chief Investment Officer
Age 73                                                              of Leeb Capital Management, Inc.

Elliot S. Jaffe                     Director           Since        Chairman of The Dress Barn Inc.     27        Zweig Total Return
The Dress Barn Inc.                                    2000                                                       Fund; Zweig Fund,
Executive Office                                                                                                  Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman                  Director           Since        Attorney                            56              None
Stephen E. Kaufman PC                                  2000
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71

Joseph J. McCann                    Director           Since        Retired                             27              None
200 Oak Park Place                                     2000
Pittsburgh, PA 15243
Age 73

Cornelius C. Rose, Jr.              Director           Since        Chief Executive Officer of          27              None
Meadowbrook Village                                    2000         Performance Learning
Building 1, Apt. 6                                                  Systems
West Lebanon, NH 03784
Age 71




           21  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                   TERM OF OFFICE*            PRINCIPAL            FUND COMPLEX         OTHER
                                POSITION(S) HELD    AND LENGTH OF       OCCUPATION(S) DURING        OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS AND AGE               WITH FUND        TIME SERVED           PAST FIVE YEARS           DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR:

R. Jay Gerken, CFA**              Chairman,             Since       Managing Director of Citigroup      220             None
Citigroup Asset Management        President and         2002        Global Markets Inc. ("CGM");
("CAM")                           Chief Executive                   Chairman, President and Chief
399 Park Avenue, 4th Floor        Officer                           Executive Officer of Smith
New York, NY 10022                                                  Barney Fund Management LLC
Age 52                                                              ("SBFM"), Travelers Investment
                                                                    Adviser, Inc. ("TIA") and Citi
                                                                    Fund Management Inc. ("CFM");
                                                                    President and Chief Executive
                                                                    Officer of certain mutual funds
                                                                    associated with Citigroup Inc.
                                                                    ("Citigroup"); Formerly,
                                                                    Portfolio Manager of Smith
                                                                    Barney Allocation Series Inc.
                                                                    (from 1996-2001) and Smith
                                                                    Barney Growth and Income Fund
                                                                    (from 1996-2000)

OFFICERS:

Andrew B. Shoup***                Senior Vice           Since       Director of CAM; Senior Vice        N/A             N/A
CAM                               President and         2003        President and Chief
125 Broad Street, 10th Floor      Chief                             Administrative Officer of mutual
New York, NY 10004                Administrative                    funds associated with Citigroup;
Age 47                            Officer                           Head of International Funds
                                                                    Administration of CAM from 2001
                                                                    to 2003; Director of Global
                                                                    Funds Administration of CAM from
                                                                    2000 to 2001; Head of U.S.
                                                                    Citibank Funds Administration of
                                                                    CAM from 1998 to 2000

Richard L. Peteka                 Chief                 Since       Director of CGM; Chief Financial    N/A             N/A
CAM                               Financial             2002        Officer and Treasurer of certain
125 Broad Street, 11th Floor      Officer and                       mutual funds associated with
New York, NY 10004                Treasurer                         Citigroup; Director and Head of
Age 42                                                              Internal Control for CAM
                                                                    U.S. Mutual Fund Administration
                                                                    from 1999-2002; Vice President,
                                                                    Head of Mutual Fund
                                                                    Administration and Treasurer at
                                                                    Oppenheimer Capital from
                                                                    1996-1999

Kaprel Ozsolak                    Controller            Since       Vice President of CGM; Controller   N/A             N/A
CAM                                                     2002        of certain funds associated with
125 Broad Street, 11th Floor                                        Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel                 Secretary***          Since       Managing Director and General       N/A             N/A
CAM                               and Chief             2003        Counsel of Global Mutual Funds
300 First Stamford Place,         Legal Officer                     for CAM and its predecessor (since
4th Floor                                                           1994); Secretary of CFM; Secretary
Stamford, CT 06902                                                  and Chief Legal Officer of mutual
Age 48                                                              funds associated with Citigroup

-----------
* EACH DIRECTOR AND OFFICER SERVES UNTIL HIS OR HER SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

** MR. GERKEN IS AN "INTERESTED PERSON" OF THE COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, BECAUSE MR. GERKEN IS AN OFFICER OF SBFM AND CERTAIN OF ITS AFFILIATES.

***  AS OF NOVEMBER 25, 2003.



           22  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

SMITH BARNEY
 TECHNOLOGY FUND


    DIRECTORS                                 INVESTMENT MANAGER

    Herbert Barg                              Smith Barney Fund Management LLC
    Dwight B. Crane
    Burt N. Dorsett
    R. Jay Gerken, CFA                        DISTRIBUTORS
      CHAIRMAN
    Elliot S. Jaffe                           Citigroup Global Markets Inc.
    Stephen E. Kaufman                        PFS Distributors, Inc.
    Joseph J. McCann
    Cornelius C. Rose, Jr.
                                              CUSTODIAN

    OFFICERS                                  State Street Bank and
                                              Trust Company
    R. Jay Gerken, CFA
    President and Chief
    Executive Officer                         TRANSFER AGENT

    Andrew B. Shoup*                          Citicorp Trust Bank, fsb.
    Senior Vice President and                 125 Broad Street, 11th Floor
    Chief Administrative Officer              New York, New York 10004

    Richard L. Peteka
    Chief Financial Officer                   SUB-TRANSFER AGENTS
    and Treasurer
                                              PFPCInc. P.O. Box 9699
    Kaprel Ozsolak                            Providence, Rhode Island
    Controller                                02940-9699

    Robert I. Frenkel
    Secretary* and                            Primerica Shareholder Services
    Chief Legal Officer                       P.O. Box 9662
                                              Providence, Rhode Island
                                              02940-9662





    * AS OF NOVEMBER 25, 2003.

SMITH BARNEY SECTOR SERIES INC.
--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND

The Fund is a separate investment fund of the Smith Barney Sector Series Inc., a Maryland corporation.

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY TECHNOLOGY FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarneymutualfunds.com







(c) 2003 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02129 12/03                                                           03-5780

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

         (a)      Code of Ethics attached hereto.

                  Exhibit 99.CODE ETH

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Sector Series Inc.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Smith Barney Sector Series Inc.

Date:    January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         Smith Barney Sector Series Inc.

Date:    January 2, 2004

By:      /s/ Richard L. Peteka
         (Richard L. Peteka)
         Chief Financial Officer of
         Smith Barney Sector Series Inc.

Date:    January 2, 2004